UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 6, 2020
OBALON THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-37897	20-1828101
(Commission File Number)	(IRS Employer Identification No.)

5421 Avenida Encinas, Suite F Carlsbad, California	92008
(Address of principal executive offices)	(Zip Code)
(844) 362-2566
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	OBLN	The NASDAQ Stock Market LLC (NASDAQ Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On May 8, 2020, Obalon Therapeutics, Inc. (the “Company”) announced that William Plovanic, age 51, had notified the Board of Directors (the “Board”) of the Company of his resignation from his position as President, and Chief Executive Officer of the Company, which is anticipated to occur on or before June 29, 2020 (the “Effective Date”). Mr. Plovanic will continue to serve as a Class I director of the Company following his resignation as President and Chief Executive Officer. A copy of the press release announcing the resignation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On May 8, 2020, the Company announced that Andrew Rasdal, the Company’s Executive Chairman, has agreed to assume the roles of President and Chief Executive Officer following the Effective Date of Mr. Plovanic’s resignation. Information regarding Mr. Rasdal’s age, background, business experience, compensation and any related party transactions appears in Amendment No. 1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the Securities and Exchange Commission on April 29, 2020 under Item 10. “Information about our Executive Officers,” Item 11. “Executive Compensation,” and Item 13. “Certain Relationships and Related Party Transactions,” which information is incorporated herein by reference. There are no family relationships between Mr. Rasdal and any of the Company’s directors or executive officers.

In addition, on May 11, 2020, the Company announced a reduction in the annual base salaries of Messrs. Plovanic and Rasdal, as well as Mark Brister, Chief Technology Officer, Amy Vandenberg, Chief Quality Assurance, Clinical and Regulatory Affairs Officer, and Nooshin Hussainy, Chief Financial Officer, in each case, to $100,000, effective May 1, 2020. In addition, each of Mr. Rasdal and Ms. Hussainy will be entering into an amended and restated retention agreement that will no longer provide for certain severance payments and benefits upon a termination of employment or a change of control of our Company, but instead will provide for (i) accelerated vesting of all time-vesting equity awards held by Mr. Rasdal and Ms. Hussainy as of the date of a “change of control transaction” (as defined therein) and (ii) a lump-sum change of control transaction bonus in the amount of $250,000. Mr. Rasdal and Ms. Hussainy also agreed to further reduce their annual base salaries to approximately $55,000 in June 2020.

Mr. Brister and Ms. Vandenberg are expected to resign from the Company on a date to be mutually agreed but expected to be no later than June 30, 2020; upon such resignation, each is expected to continue to serve as a consultant to the Company to be paid on an hourly basis. In connection with their resignation, each executive’s retention agreement is expected to be terminated. Additionally, in connection with their resignation, it is anticipated that Mr. Brister and Ms. Vandenberg will be eligible to receive a performance bonus equal to the amount of $61,250 and based on the achievement of performance goals, and subject to the timely execution and non-revocation of a general release of claims.

A copy of the press release announcing the additional organizational changes is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 8.01 Other Events.

(a)    On May 11, 2020, the Company announced the various proposed organizational changes described above and provided an update on its ongoing evaluation of strategic alternatives and business options. A copy of the press release announcing the additional organizational changes and the business update is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

(b)    On March 25, 2020, the Securities and Exchange Commission (“SEC”) issued an Order under Section 36 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Modifying Exemptions From the Reporting and Proxy Delivery Requirements for Public Companies (Release No. 34-88465) (the “Order”). The Order provides conditional relief to registrants subject to the reporting requirements of Section 13(a) or 15(d) of the Exchange Act that are unable to meet certain filing deadlines due to circumstances related to coronavirus disease 2019 (“COVID-19”).

The Company is relying on the Order to delay the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Quarterly Report”) due to circumstances related to the COVID-19 outbreak. The Company has experienced significant disruptions to its business and operations as a result of COVID-19. In particular, there has been a substantial diversion of attention and resources to other operational matters and away from the Company’s usual quarterly reporting processes. The Company has temporarily halted all new patient treatments at its retail treatment centers and suspended manufacturing activity. The Company has not filled orders for United States customers or its international distributor since

March 2020. In addition, the "stay at home" directives issued by the Governor of California have limited the Company’s access to its facilities and key personnel, as well as disrupted the Company’s normal accounting and reporting processes for the Quarterly Report. We are evaluating the various impacts of COVID-19 on our financial statements, including potential impairment of inventory and long-lived assets.

The above circumstances have adversely affected the completion of our internal quarterly review resulting in our inability to file our Quarterly Report in a timely manner. The Company expects to file the Quarterly Report no later than June 29, 2020 (which is 45 days from the original filing deadline of May 15, 2020).

In addition, the Company is supplementing the risk factors previously disclosed in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 with the following risk factor:

The COVID-19 pandemic and efforts to reduce its spread have impacted, and may in the future periods negatively impact, our business and operations.

In December 2019, an outbreak of a novel strain of coronavirus (“COVID-19”) originated in Wuhan, China. Since then, COVID-19 has spread to a number of other countries and all 50 states within the United States. On March 11, 2020, the World Health Organization characterized COVID-19 as a pandemic. Our business, financial position and results of operations have been and will likely continue to be materially adversely affected by the COVID-19 pandemic. The COVID-19 pandemic has caused, and is continuing to cause, severe disruptions in our business, including our manufacturing facility, supply chain and distribution network. For example, in response to the COVID-19 pandemic, we temporarily halted all new patient treatments at our retail treatment centers and suspended manufacturing activity. We have not filled orders to our United States customers or international distributor since March 2020. In addition, we implemented a furlough with a temporary reduction in hours worked and reduced payroll for all employees, including our named executive officers. Governmental mandates, including shelter-in-place orders, restrictions on travel, quarantine polices and social distancing guidelines, have impacted, and we expect them to continue to impact, our personnel and personnel at our third-party suppliers. In addition, the spread of COVID-19 has disrupted the United States’ healthcare and healthcare regulatory systems, which could divert healthcare resources away from, or materially delay FDA reviews and approvals with respect to our products. Furthermore, our clinical trials may be affected by COVID-19 due to delays or difficulties involving, among others, patient enrollment, site initiation and monitoring, authorizations from regulatory authorities and receipt of the supplies and materials needed to conduct any such trials or studies. We expect that the number of Obalon balloon placements, similar to other elective surgical procedures, will continue to be impacted by recommendations from governmental authorities to suspend or cancel elective, specialty and other procedures and appointments to avoid non-essential patient exposure to medical environments and potential infection with COVID-19. There are many uncertainties regarding COVID-19, including governmental and public health responses and the unknown duration and extent of economic disruption. Due to the uncertainty surrounding COVID-19, we do not currently plan to re-open our retail treatment centers, re-initiate our retail treatment center expansion plans, restart manufacturing operations or plan to ship orders to United States customers or our international distributor. As a result, it is not currently possible to determine all the ways in which COVID-19 will affect our business. However, based on the current state of the pandemic in the United States and abroad, the disease has already disrupted our operations and is likely to have a material adverse effect on our business, results of operations, financial condition, cash flows and stock price, as well heighten many of the risks described elsewhere in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2019.

Forward Looking Statements

This Current Report on Form 8-K contains statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events, including, without limitation, the anticipated impact of the COVID-19 pandemic on the our business and operating results, our future financial or business performance or strategies, results of operations or financial condition. These statements may be preceded by, followed by or include the words “may,” “might,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or similar expressions. These forward-looking statements are based on information available to us as of the date they were made and involve a number of risks and uncertainties, which may cause them to turn out to be wrong. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. As a result of a number of known and unknown risks and uncertainties, including the unprecedented impact of COVID-19 pandemic on our business, employees, consultants, service providers, subcontractors and supply chain, stockholders, investors and other stakeholders, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements.

Please refer to our Form 10-K filed with the SEC as well as any subsequent filings made by us pursuant to the Exchange Act, each of which is available on the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any forward-looking statements in this presentation.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Description
99.1	Press Release dated May 8, 2020
99.2	Press Release dated May 11, 2020

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OBALON THERAPEUTICS, INC.

Date: May 12, 2020	By:	/s/ Nooshin Hussainy
Nooshin Hussainy
Chief Financial Officer